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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: February 6, 2007

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

5858 Westheimer Street, Suite 850, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 942-6575

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to a letter of intent dated March 22, 2006, as amended, with Cia. Mexicana de Gas Natural, S.A. de C.V. ("CMGN"), a private Mexican corporation, we have issued 185,000 shares of our restricted common stock to CMGN.

The letter of intent relates to our initial equity participation in a joint venture to design, construct, operate and maintain an open access natural gas pipeline between Valladoloid, Cancun and Punta Venado, as well as a joint venture to build a proposed liquefied natural gas storage and regasification facility.

Regulation S Compliance

The shares were issued in reliance on Regulation S of the Securities Act of 1933. The certificate representing the common shares bears a restrictive legend in accordance with Regulation S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     February 7, 2007

GULF UNITED ENERGY, INC.

By:     DON WILSON
           Don Wilson, President